COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

September 30, 2023 (Unaudited)

		Shares	Value
PREFERRED SECURITIES—EXCHANGE-TRADED	18.4%
BANKING	5.9%
Bank of America Corp., 4.125%, Series PP(a)(b)		63,685	$1,067,361
Bank of America Corp., 4.25%, Series QQ(a)(b)		56,950	970,997
Bank of America Corp., 4.375%, Series NN(a)(b)		50,773	894,113
Bank of America Corp., 4.75%, Series SS(a)(b)		27,424	525,992
Bank of America Corp., 5.375%, Series KK(a)(b)		28,900	618,171
Federal Agricultural Mortgage Corp., 4.875%, Series G(a)		27,286	506,974
Morgan Stanley, 4.25%, Series O(a)(b)		48,580	828,289
Morgan Stanley, 6.50%, Series P(a)(b)		35,768	899,208
Regions Financial Corp., 5.70% to 5/15/29, Series C(a)(b)(c)		31,093	609,423
Texas Capital Bancshares, Inc., 5.75%, Series B(a)(b)		60,175	1,081,946
Truist Financial Corp., 4.75%, Series R(a)(b)		9,038	168,739
Wells Fargo & Co., 4.25%, Series DD(a)(b)		50,801	847,869
Wells Fargo & Co., 4.375%, Series CC(a)(b)		73,781	1,281,576
Wells Fargo & Co., 4.70%, Series AA(a)(b)		76,396	1,415,618
Wells Fargo & Co., 4.75%, Series Z(a)(b)		47,750	887,195
Wells Fargo & Co., 5.625%, Series Y(a)(b)		40,358	923,391

			13,526,862

CONSUMER STAPLE PRODUCTS	0.2%
CHS, Inc., 6.75% to 9/30/24, Series 3(a)(c)		20,897	523,052

FINANCIAL SERVICES	0.7%
Apollo Global Management, Inc., 7.625% to 9/15/28, due 9/15/53(b)(c)(d)		61,512	1,610,999
Carlyle Finance LLC, 4.625%, due 5/15/61(b)		1,919	31,510

			1,642,509

INDUSTRIAL SERVICES	1.5%
WESCO International, Inc., 10.625% to 6/22/25, Series A(a)(c)		130,111	3,436,232

INSURANCE	4.9%
AEGON Funding Co. LLC, 5.10%, due 12/15/49 (Netherlands)(b)		30,990	615,461
Allstate Corp./The, 7.375%, Series J(a)(b)		23,761	625,865
Arch Capital Group Ltd., 4.55%, Series G(a)(b)		57,054	1,020,696
Athene Holding Ltd., 4.875%, Series D(a)(b)		56,128	919,377
Athene Holding Ltd., 6.35% to 6/30/29, Series A(a)(b)(c)		6,427	139,144
Athene Holding Ltd., 6.375% to 6/30/25, Series C(a)(b)(c)		23,301	560,389
Athene Holding Ltd., 7.75% to 12/30/27, Series E(a)(b)(c)		52,153	1,309,562
Brighthouse Financial, Inc., 5.375%, Series C(a)(b)		37,973	683,514
Enstar Group Ltd., 7.00% to 9/1/28, Series D(a)(b)(c)		56,113	1,396,653

		Shares	Value
Equitable Holdings, Inc., 4.30%, Series C(a)(b)		6,011	$90,826
Equitable Holdings, Inc., 5.25%, Series A(a)(b)		16,202	319,179
Lincoln National Corp., 9.00%, Series D(a)(b)		34,325	910,642
MetLife, Inc., 5.625%, Series E(a)(b)		12,500	294,625
Prudential Financial, Inc., 5.95%, due 9/1/62(b)		10,620	259,447
Reinsurance Group of America, Inc., 7.125% to 10/15/27, due 10/15/52(b)(c)		33,255	869,286
RenaissanceRe Holdings Ltd., 4.20%, Series G (Bermuda)(a)		34,863	540,376
W R Berkley Corp., 4.125%, due 3/30/61(b)		36,226	603,163

			11,158,205

PIPELINES	1.5%
Enbridge, Inc., 2.983% to 9/1/25, Series 15 (Canada)(a)(b)(c)		36,891	368,028
Energy Transfer LP, 7.60% to 5/15/24, Series E(a)(b)(c)		70,970	1,733,797
Energy Transfer LP, 10.364% to 10/30/23, Series D(a)(b)(c)		43,726	1,123,758
TC Energy Corp., 3.351% to 11/30/25, Series 11 (Canada)(a)(b)(c)		26,957	296,909

			3,522,492

REAL ESTATE	1.1%
Brookfield Property Partners LP, 5.75%, Series A(a)(b)		36,050	459,277
Brookfield Property Partners LP, 6.50%, Series A-1(a)		48,409	678,210
Regency Centers Corp., 5.875%, Series B(a)(d)		60,000	1,433,400

			2,570,887

TELECOMMUNICATIONS	0.8%
AT&T, Inc., Senior Debt, 5.35%, due 11/1/66(b)		24,571	540,316
Telephone and Data Systems, Inc., 6.00%, Series VV(a)(b)		22,412	305,924
United States Cellular Corp., Senior Debt, 5.50%, due 3/1/70(b)		16,414	270,174
United States Cellular Corp., Senior Debt, 5.50%, due 6/1/70(b)		10,815	176,393
United States Cellular Corp., Senior Debt, 6.25%, due 9/1/69(b)		23,860	433,059

			1,725,866

UTILITIES	1.8%
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)(b)(c)		22,887	561,418
Algonquin Power & Utilities Corp., 6.875% to 10/17/23, due 10/17/78 (Canada)(b)(c)		22,121	565,634
Brookfield BRP Holdings Canada, Inc., 4.625% (Canada)(a)(b)		25,091	367,834
Brookfield BRP Holdings Canada, Inc., 4.875% (Canada)(a)(b)		34,274	512,054

	Shares	Value
Brookfield Infrastructure Finance ULC, 5.00%, due 5/24/81 (Canada)(b)	47,325	$789,854
Brookfield Infrastructure Partners LP, 5.125%, Series 13 (Canada)(a)(b)	47,732	832,446
CMS Energy Corp., 5.625%, due 3/15/78(b)	17,739	397,886

		4,027,126

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$47,808,698)		42,133,231

		Principal Amount
PREFERRED SECURITIES—OVER-THE-COUNTER	131.9%
BANKING	83.0%
Abanca Corp. Bancaria SA, 6.00% to 1/20/26 (Spain)(a)(c)(e)(f)		$1,200,000	1,135,372
AIB Group PLC, 6.25% to 6/23/25 (Ireland)(a)(b)(c)(e)(f)		1,600,000	1,611,555
Australia & New Zealand Banking Group Ltd./United Kingdom, 6.75% to 6/15/26 (Australia)(a)(b)(c)(f)(g)		400,000	387,117
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)(a)(c)(f)		2,200,000	2,065,904
Banco de Sabadell SA, 5.75% to 3/15/26 (Spain)(a)(b)(c)(e)(f)		400,000	365,111
Banco de Sabadell SA, 9.375% to 7/18/28 (Spain)(a)(b)(c)(e)(f)		1,800,000	1,861,050
Banco Mercantil del Norte SA/Grand Cayman, 6.625% to 1/24/32 (Mexico)(a)(c)(f)(g)		400,000	314,100
Bank of America Corp., 4.375% to 1/27/27, Series RR(a)(b)(c)		1,037,000	871,649
Bank of America Corp., 5.875% to 3/15/28, Series FF(a)(b)(c)		1,235,000	1,121,888
Bank of America Corp., 6.10% to 3/17/25, Series AA(a)(b)(c)		1,720,000	1,688,585
Bank of America Corp., 6.125% to 4/27/27, Series TT(a)(b)(c)		1,015,000	975,032
Bank of America Corp., 6.25% to 9/5/24, Series X(a)(b)(c)		1,637,000	1,614,627
Bank of America Corp., 6.30% to 3/10/26, Series DD(a)(b)(c)		662,000	652,791
Bank of America Corp., 6.50% to 10/23/24, Series Z(a)(b)(c)		2,321,000	2,311,969
Bank of America Corp., 8.05%, due 6/15/27, Series B(b)		1,815,000	1,916,499
Bank of Ireland Group PLC, 6.00% to 9/1/25 (Ireland)(a)(c)(e)(f)		500,000	503,344
Bank of Ireland Group PLC, 7.50% to 5/19/25 (Ireland)(a)(c)(e)(f)		1,010,000	1,051,463
Bank of Nova Scotia/The, 4.90% to 6/4/25 (Canada)(a)(b)(c)		1,380,000	1,265,620
Bank of Nova Scotia/The, 8.625% to 10/27/27, due 10/27/82 (Canada)(b)(c)		1,200,000	1,199,785
Barclays Bank PLC, 6.278% to 12/15/34, Series 1 (United Kingdom)(a)(c)		1,310,000	1,251,086

	Principal Amount	Value
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)(a)(b)(c)(f)	$2,000,000	$1,813,396
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)(a)(c)(f)	600,000	684,372
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)(a)(c)(f)	2,200,000	1,979,872
Barclays PLC, 8.875% to 9/15/27 (United Kingdom)(a)(c)(e)(f)	200,000	226,597
BNP Paribas SA, 4.50% to 2/25/30 (France)(a)(c)(f)(g)	1,600,000	1,137,123
BNP Paribas SA, 4.625% to 1/12/27 (France)(a)(c)(f)(g)	3,200,000	2,583,175
BNP Paribas SA, 4.625% to 2/25/31 (France)(a)(c)(f)(g)	3,075,000	2,191,171
BNP Paribas SA, 7.00% to 8/16/28 (France)(a)(b)(c)(f)(g)	1,165,000	1,070,437
BNP Paribas SA, 7.375% to 8/19/25 (France)(a)(c)(f)(g)	1,000,000	980,485
BNP Paribas SA, 7.75% to 8/16/29 (France)(a)(c)(f)(g)	2,600,000	2,474,587
BNP Paribas SA, 8.50% to 8/14/28 (France)(a)(c)(f)(g)	2,200,000	2,157,810
BNP Paribas SA, 9.25% to 11/17/27 (France)(a)(c)(f)(g)	1,800,000	1,846,044
CaixaBank SA, 5.875% to 10/9/27 (Spain)(a)(c)(e)(f)	400,000	380,827
CaixaBank SA, 8.25% to 3/13/29 (Spain)(a)(c)(e)(f)	1,400,000	1,452,335
Charles Schwab Corp./The, 4.00% to 6/1/26, Series I(a)(b)(c)	4,399,000	3,679,573
Charles Schwab Corp./The, 4.00% to 12/1/30, Series H(a)(c)	4,430,000	3,131,217
Charles Schwab Corp./The, 5.375% to 6/1/25, Series G(a)(b)(c)	1,888,000	1,823,294
Citigroup Capital III, 7.625%, due 12/1/36 (TruPS)(b)	4,115,000	4,040,952
Citigroup, Inc., 3.875% to 2/18/26, Series X(a)(b)(c)	4,347,000	3,720,348
Citigroup, Inc., 4.00% to 12/10/25, Series W(a)(c)	650,000	570,213
Citigroup, Inc., 5.00% to 9/12/24, Series U(a)(b)(c)	893,000	846,716
Citigroup, Inc., 5.95% to 5/15/25, Series P(a)(c)	2,700,000	2,579,556
Citigroup, Inc., 6.25% to 8/15/26, Series T(a)(b)(c)	1,280,000	1,234,892
Citigroup, Inc., 7.625% to 11/15/28(a)(b)(c)	2,429,000	2,375,810
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series F(a)(b)(c)	1,342,000	1,229,201
CoBank ACB, 6.25% to 10/1/26, Series I(a)(b)(c)	2,534,000	2,418,459
CoBank ACB, 6.45% to 10/1/27, Series K(a)(b)(c)	1,370,000	1,297,440
Commerzbank AG, 7.00% to 4/9/25 (Germany)(a)(c)(e)(f)	1,400,000	1,262,297
Credit Agricole SA, 4.00% to 12/23/27 (France)(a)(b)(c)(e)(f)	600,000	542,702
Credit Agricole SA, 4.75% to 3/23/29 (France)(a)(c)(f)(g)	2,400,000	1,829,291
Credit Agricole SA, 6.875% to 9/23/24 (France)(a)(b)(c)(f)(g)	1,700,000	1,661,236
Credit Agricole SA, 7.25% to 9/23/28, Series EMTN (France)(a)(b)(c)(e)(f)	1,300,000	1,353,825
Credit Agricole SA, 8.125% to 12/23/25 (France)(a)(b)(c)(f)(g)	1,250,000	1,244,681
Credit Suisse Group AG, 5.25% to 2/11/27, Claim (Switzerland)(a)(c)(d)(f)(g)(h)	1,400,000	133,000
Credit Suisse Group AG, 6.375% to 8/21/26, Claim (Switzerland)(a)(c)(d)(f)(g)(h)	3,200,000	304,000
Credit Suisse Group AG, 7.25% to 9/12/25, Claim (Switzerland)(a)(c)(d)(f)(g)(h)	600,000	57,000

	Principal Amount		Value
Credit Suisse Group AG, 7.50%, Claim (Switzerland)(a)(d)(f)(g)(h)	$1,000,000		$95,000
Danske Bank A/S, 7.00% to 6/26/25 (Denmark)(a)(c)(e)(f)	2,200,000		2,098,250
Deutsche Bank AG, 6.00% to 10/30/25, Series 2020 (Germany)(a)(c)(f)	3,000,000		2,356,472
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)(a)(c)(f)	400,000		351,142
Deutsche Bank AG, 10.00% to 12/1/27 (Germany)(a)(c)(e)(f)	1,600,000		1,678,186
DNB Bank ASA, 4.875% to 11/12/24 (Norway)(a)(b)(c)(e)(f)	1,000,000		950,976
Dresdner Funding Trust I, 8.151%, due 6/30/31 (TruPS)(g)	757,869		807,206
Farm Credit Bank of Texas, 5.70% to 9/15/25, Series 4(a)(c)(g)	1,850,000		1,738,889
Farm Credit Bank of Texas, 9.681% (3 Month US LIBOR + 4.01%)(a)(g)(i)	9,779	†	979,122
First Horizon Bank, 6.393% (3 Month US LIBOR + 1.11%, Floor 3.75%)(a)(b)(g)(i)	1,537	†	1,027,735
Goldman Sachs Capital I, 6.345%, due 2/15/34 (TruPS)	1,007,000		990,538
Goldman Sachs Group, Inc./The, 3.65% to 8/10/26, Series U(a)(c)	1,472,000		1,190,232
Goldman Sachs Group, Inc./The, 7.50% to 2/10/29, Series W(a)(c)	1,932,000		1,914,339
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, Series 2 (United Kingdom)(a)(c)(g)	1,797,000		2,199,339
HSBC Holdings PLC, 4.60% to 12/17/30 (United Kingdom)(a)(c)(f)	3,400,000		2,577,847
HSBC Holdings PLC, 6.00% to 5/22/27 (United Kingdom)(a)(b)(c)(f)	1,800,000		1,604,882
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)(a)(b)(c)(f)	3,600,000		3,463,129
HSBC Holdings PLC, 6.50%, due 9/15/37 (United Kingdom)(b)	902,000		882,679
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)(a)(b)(c)(f)	1,200,000		1,084,664
HSBC Holdings PLC, 6.547% to 6/20/33, due 6/20/34 (United Kingdom)(b)(c)	1,000,000		949,288
HSBC Holdings PLC, 8.00% to 3/7/28 (United Kingdom)(a)(b)(c)(f)	2,600,000		2,566,920
Huntington Bancshares, Inc./OH., 4.45% to 10/15/27, Series G(a)(c)	779,000		632,060
Huntington Bancshares, Inc./OH., 5.625% to 7/15/30, Series F(a)(c)	926,000		819,292
ING Groep N.V., 4.25% to 5/16/31, Series NC10 (Netherlands)(a)(c)(f)	1,400,000		906,075
ING Groep N.V., 4.875% to 5/16/29 (Netherlands)(a)(c)(e)(f)	2,400,000		1,811,885

	Principal Amount	Value
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)(a)(c)(f)	$2,800,000	$2,481,909
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)(a)(c)(f)	2,000,000	1,887,605
ING Groep N.V., 6.75% to 4/16/24 (Netherlands)(a)(c)(e)(f)	600,000	590,123
ING Groep N.V., 7.50% to 5/16/28 (Netherlands)(a)(c)(e)(f)	1,200,000	1,103,208
Intesa Sanpaolo SpA, 5.875% to 9/1/31, Series EMTN (Italy)(a)(c)(e)(f)	400,000	340,695
Intesa Sanpaolo SpA, 6.375% to 3/30/28 (Italy)(a)(c)(e)(f)	800,000	735,000
Intesa Sanpaolo SpA, 7.70% to 9/17/25 (Italy)(a)(c)(f)(g)	1,600,000	1,504,091
Intesa Sanpaolo SpA, 8.248% to 11/21/32, due 11/21/33 (Italy)(b)(c)(g)	800,000	806,954
Intesa Sanpaolo SpA, 9.125% to 9/7/29 (Italy)(a)(c)(e)(f)	1,000,000	1,070,466
JPMorgan Chase & Co., 3.65% to 6/1/26, Series KK(a)(b)(c)	1,385,000	1,212,343
JPMorgan Chase & Co., 4.60% to 2/1/25, Series HH(a)(b)(c)	161,000	151,016
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(a)(b)(c)	2,689,000	2,659,016
JPMorgan Chase & Co., 6.125% to 4/30/24, Series U(a)(b)(c)	328,000	326,106
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(a)(b)(c)	754,000	754,320
JPMorgan Chase & Co., 8.884% (3 Month US Term SOFR + 3.51%), Series Q(a)(b)(i)	499,000	500,577
Julius Baer Group Ltd., 6.875% to 6/9/27 (Switzerland)(a)(b)(c)(e)(f)	800,000	707,736
Lloyds Banking Group PLC, 6.75% to 6/27/26 (United Kingdom)(a)(c)(f)	600,000	552,360
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(a)(c)(f)	2,200,000	2,060,908
Lloyds Banking Group PLC, 8.00% to 9/27/29 (United Kingdom)(a)(c)(f)	1,200,000	1,078,760
M&T Bank Corp., 3.50% to 9/1/26, Series I(a)(c)	178,000	125,622
M&T Bank Corp., 5.125% to 11/1/26, Series F(a)(c)	900,000	740,556
Nationwide Building Society, 5.75% to 6/20/27 (United Kingdom)(a)(c)(e)(f)	600,000	625,340
Natwest Group PLC, 6.00% to 12/29/25 (United Kingdom)(a)(c)(f)	2,000,000	1,840,321
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)(a)(c)(f)	800,000	778,156
Nordea Bank Abp, 6.625% to 3/26/26 (Finland)(a)(b)(c)(f)(g)	1,800,000	1,689,466
PNC Financial Services Group, Inc./The, 3.40% to 9/15/26, Series T(a)(c)	1,357,000	1,007,265
PNC Financial Services Group, Inc./The, 6.00% to 5/15/27, Series U(a)(b)(c)	1,381,000	1,214,429
PNC Financial Services Group, Inc./The, 6.20% to 9/15/27, Series V(a)(b)(c)	1,976,000	1,820,894

		Principal Amount	Value
PNC Financial Services Group, Inc./The, 6.25% to 3/15/30, Series W(a)(b)(c)		$1,832,000	$1,574,997
Regions Financial Corp., 5.75% to 6/15/25, Series D(a)(c)		529,000	503,230
Skandinaviska Enskilda Banken AB, 6.875% to 6/30/27 (Sweden)(a)(b)(c)(e)(f)		200,000	189,701
Societe Generale SA, 5.375% to 11/18/30 (France)(a)(c)(f)(g)		1,600,000	1,144,920
Societe Generale SA, 6.75% to 4/6/28 (France)(a)(c)(f)(g)		1,560,000	1,269,734
Societe Generale SA, 7.875% to 1/18/29, Series EMTN (France)(a)(c)(e)(f)		400,000	405,278
Societe Generale SA, 8.00% to 9/29/25 (France)(a)(c)(f)(g)		1,800,000	1,758,722
Societe Generale SA, 9.375% to 11/22/27 (France)(a)(c)(f)(g)		2,200,000	2,161,205
Standard Chartered PLC, 4.30% to 8/19/28 (United Kingdom)(a)(c)(f)(g)		2,400,000	1,748,930
Standard Chartered PLC, 4.75% to 1/14/31 (United Kingdom)(a)(c)(f)(g)		1,600,000	1,140,752
Standard Chartered PLC, 7.75% to 8/15/27 (United Kingdom)(a)(c)(f)(g)		1,600,000	1,553,499
Swedbank AB, 7.625% to 3/17/28 (Sweden)(a)(c)(e)(f)		200,000	186,378
Toronto-Dominion Bank/The, 8.125% to 10/31/27, due 10/31/82 (Canada)(b)(c)		3,000,000	2,992,062
Truist Financial Corp., 4.95% to 9/1/25, Series P(a)(b)(c)		694,000	639,925
Truist Financial Corp., 5.10% to 3/1/30, Series Q(a)(b)(c)		1,222,000	1,050,874
Truist Financial Corp., 5.125% to 12/15/27, Series M(a)(c)		1,119,000	862,413
U.S. Bancorp, 3.70% to 1/15/27, Series N(a)(c)		488,000	359,333
U.S. Bancorp, 5.30% to 4/15/27, Series J(a)(b)(c)		1,000,000	838,303
UBS Group AG, 4.375% to 2/10/31 (Switzerland)(a)(c)(f)(g)		2,600,000	1,869,201
UBS Group AG, 4.875% to 2/12/27 (Switzerland)(a)(c)(f)(g)		3,200,000	2,687,080
UBS Group AG, 5.125% to 7/29/26 (Switzerland)(a)(c)(e)(f)		1,400,000	1,248,625
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(a)(c)(e)(f)		2,200,000	2,082,067
UBS Group AG, 7.00% to 2/19/25 (Switzerland)(a)(c)(e)(f)		1,600,000	1,556,000
UniCredit SpA, 8.00% to 6/3/24 (Italy)(a)(c)(e)(f)		400,000	395,029
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(a)(c)		7,303,000	6,382,627
Wells Fargo & Co., 5.875% to 6/15/25, Series U(a)(c)		724,000	711,750
Wells Fargo & Co., 5.95%, due 12/15/36		1,712,000	1,630,010
Wells Fargo & Co., 7.625% to 9/15/28(a)(c)		2,160,000	2,183,041
Wells Fargo & Co., 7.95%, due 11/15/29, Series B		249,000	264,757

			189,910,313

ENERGY	2.9%
BP Capital Markets PLC, 4.375% to 6/22/25 (United Kingdom)(a)(b)(c)		2,170,000	2,074,825

		Principal Amount	Value
BP Capital Markets PLC, 4.875% to 3/22/30 (United Kingdom)(a)(b)(c)		$5,112,000	$4,583,155

			6,657,980

FINANCIAL SERVICES	2.0%
Aircastle Ltd., 5.25% to 6/15/26, Series A(a)(c)(g)		620,000	490,635
Ally Financial, Inc., 4.70% to 5/15/28, Series C(a)(c)		1,178,000	740,604
American Express Co., 3.55% to 9/15/26, Series D(a)(c)		1,621,000	1,291,109
Apollo Management Holdings LP, 4.95% to 12/17/24, due 1/14/50(b)(c)(g)		878,000	791,546
Ares Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51(c)(g)		1,075,000	817,390
Discover Financial Services, 6.125% to 6/23/25, Series D(a)(b)(c)		400,000	385,466

			4,516,750

INSURANCE	17.0%
Aegon NV, 5.50% to 4/11/28, due 4/11/48 (Netherlands)(b)(c)		800,000	739,416
Aegon NV, 5.625% to 4/15/29 (Netherlands)(a)(c)(e)(f)		1,400,000	1,305,152
Allianz SE, 3.50% to 11/17/25 (Germany)(a)(b)(c)(f)(g)		1,600,000	1,321,258
Allianz SE, 6.35% to 3/6/33, due 9/6/53 (Germany)(b)(c)(g)		1,000,000	967,918
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48(c)		1,555,000	1,511,793
AXA SA, 8.60%, due 12/15/30 (France)(b)		525,000	612,836
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40(b)(c)		545,000	439,952
CNP Assurances, 4.875% to 10/7/30 (France)(a)(c)(e)(f)		1,000,000	738,550
CNP Assurances, 5.25% to 1/18/33, due 7/18/53, Series EMTN (France)(b)(c)(e)		800,000	799,822
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(b)(c)		2,040,000	1,958,841
Enstar Finance LLC, 5.50% to 1/15/27, due 1/15/42(b)(c)		1,390,000	1,109,447
Enstar Finance LLC, 5.75% to 9/1/25, due 9/1/40(b)(c)		1,770,000	1,545,246
Equitable Holdings, Inc., 4.95% to 9/15/25, Series B(a)(b)(c)		1,150,000	1,085,210
Fukoku Mutual Life Insurance Co., 5.00% to 7/28/25 (Japan)(a)(b)(c)(e)		1,020,000	989,910
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51(c)(g)		1,613,000	1,170,433
Hartford Financial Services Group, Inc./The, 7.751% (3 Month US Term SOFR + 2.390%), due 2/12/47, Series ICON(b)(g)(i)		1,400,000	1,191,911

		Principal Amount	Value
ILFC E-Capital Trust I, 7.209% (30 Year CMT + 1.55%), due 12/21/65 (TruPS)(g)(i)		$693,000	$507,984
La Mondiale SAM, 5.875% to 1/26/27, due 1/26/47 (France)(b)(c)(e)		1,200,000	1,131,768
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41 (United Kingdom)(c)(e)		1,000,000	822,932
Liberty Mutual Group, Inc., 4.125% to 9/15/26, due 12/15/51(c)(g)		1,250,000	1,029,706
Lincoln National Corp., 9.25% to 12/1/27, Series C(a)(b)(c)		728,000	751,654
Markel Group, Inc., 6.00% to 6/1/25(a)(c)		690,000	666,934
MetLife Capital Trust IV, 7.875%, due 12/15/37 (TruPS)(b)(g)		2,878,000	2,984,276
MetLife, Inc., 9.25%, due 4/8/38(b)(g)		2,609,000	2,934,079
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, 5.875% to 11/23/31, due 5/23/42 (Germany)(b)(c)(g)		600,000	581,156
Phoenix Group Holdings PLC, 5.625% to 1/29/25 (United Kingdom)(a)(c)(e)(f)		600,000	540,240
Prudential Financial, Inc., 5.125% to 11/28/31, due 3/1/52(b)(c)		1,410,000	1,217,781
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52(b)(c)		1,785,000	1,638,378
Prudential Financial, Inc., 6.75% to 12/1/32, due 3/1/53(b)(c)		840,000	814,107
QBE Insurance Group Ltd., 5.875% to 5/12/25 (Australia)(a)(b)(c)(g)		1,800,000	1,715,483
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)(b)(c)(e)		200,000	190,966
Rothesay Life PLC, 4.875% to 4/13/27, Series NC6 (United Kingdom)(a)(c)(e)(f)		400,000	297,680
SBL Holdings, Inc., 6.50% to 11/13/26(a)(c)(g)		1,730,000	987,979
SBL Holdings, Inc., 7.00% to 5/13/25(a)(c)(g)		1,466,000	898,209
Swiss Re Finance Luxembourg SA, 5.00% to 4/2/29, due 4/2/49 (Switzerland)(b)(c)(g)		800,000	752,348
Zurich Finance Ireland Designated Activity Co., 3.00% to 1/19/31, due 4/19/51, Series EMTN (Switzerland)(c)(e)		1,166,000	893,920

			38,845,275

PIPELINES	10.8%
Enbridge, Inc., 5.50% to 7/15/27, due 7/15/77, Series 2017-A (Canada)(b)(c)		275,000	240,429
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20-A (Canada)(b)(c)		2,900,000	2,528,889
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(b)(c)		1,724,000	1,581,374

		Principal Amount	Value
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(b)(c)		$1,970,000	$1,761,410
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(b)(c)		998,000	951,561
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)(b)(c)		2,152,000	2,060,232
Enbridge, Inc., 8.25% to 10/15/28, due 1/15/84, Series NC5 (Canada)(b)(c)		2,070,000	2,031,617
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84 (Canada)(b)(c)		2,815,000	2,794,634
Energy Transfer LP, 6.50% to 11/15/26, Series H(a)(c)		1,250,000	1,151,688
Energy Transfer LP, 7.125% to 5/15/30, Series G(a)(c)		1,623,000	1,403,361
Enterprise Products Operating LLC, 8.619% (3 Month US Term SOFR + 3.250%), due 8/16/77, Series D(b)(i)		986,000	975,669
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)(c)		3,007,000	2,480,250
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)(c)		1,548,000	1,269,012
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(c)		3,857,000	3,526,393

			24,756,519

REAL ESTATE	1.8%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80 (Australia)(b)(c)(g)		2,500,000	2,248,279
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80 (Australia)(b)(c)(g)		2,200,000	1,838,961

			4,087,240

RETAIL & WHOLESALE—STAPLES	0.8%
Land O’ Lakes, Inc., 7.00%(a)(g)		1,100,000	792,000
Land O’ Lakes, Inc., 7.25%(a)(g)		1,190,000	957,950

			1,749,950

TELECOMMUNICATIONS	1.0%
Telefonica Europe BV, 6.135% to 2/3/30 (Spain)(a)(c)(e)		700,000	712,829
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(c)		2,125,000	1,644,113

			2,356,942

UTILITIES	12.6%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(c)		2,524,000	2,060,266

	Principal Amount	Value
American Electric Power Co., Inc., 3.875% to 11/15/26, due 2/15/62(c)	$1,481,000	$1,212,639
CMS Energy Corp., 4.75% to 3/1/30, due 6/1/50(c)	992,000	848,716
Dominion Energy, Inc., 4.35% to 1/15/27, Series C(a)(c)	3,625,000	3,147,993
Dominion Energy, Inc., 4.65% to 12/15/24, Series B(a)(c)	660,000	607,438
Edison International, 5.00% to 12/15/26, Series B(a)(c)	2,346,000	2,010,933
Edison International, 5.375% to 3/15/26, Series A(a)(b)(c)	2,320,000	2,052,543
Electricite de France SA, 7.50% to 9/6/28, Series EMTN (France)(a)(b)(c)(e)	1,000,000	1,078,548
Electricite de France SA, 9.125% to 3/15/33 (France)(a)(b)(c)(g)	1,000,000	1,044,236
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(c)	5,189,000	5,000,718
Enel SpA, 6.375% to 4/16/28, Series EMTN (Italy)(a)(b)(c)(e)	400,000	428,141
Enel SpA, 6.625% to 4/16/31, Series EMTN (Italy)(a)(b)(c)(e)	500,000	533,574
NextEra Energy Capital Holdings, Inc., 3.80% to 3/15/27, due 3/15/82(b)(c)	392,000	333,789
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79(b)(c)	678,000	627,720
Sempra, 4.125% to 1/1/27, due 4/1/52(b)(c)	2,150,000	1,742,701
Sempra, 4.875% to 10/15/25(a)(c)	3,770,000	3,581,448
Southern Co./The, 3.75% to 6/15/26, due 9/15/51, Series 21-A(b)(c)	2,040,000	1,784,382
Southern Co./The, 4.00% to 10/15/25, due 1/15/51, Series B(b)(c)	750,000	695,612

		28,791,397

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$327,851,162)		301,672,366

		Number of Shares
SHORT-TERM INVESTMENTS	3.2%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 5.29%(j)		4,514,132	4,514,132
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.29%(j)		2,698,547	2,698,547

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$7,212,679)			7,212,679

		Number of Shares	Value
TOTAL INVESTMENTS IN SECURITIES (Identified cost—$382,872,539)	153.5%		$351,018,276
LIABILITIES IN EXCESS OF OTHER ASSETS	(53.5)		(122,359,122)

NET ASSETS (Equivalent to $19.01 per share based on 12,026,622 shares of common stock outstanding)	100.0%		$228,659,154

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$30,000,000	0.548%	Monthly	5.424%(k)	Monthly	9/15/25	$ 2,584,879	$ 5,535	$ 2,590,414
39,000,000	1.181%	Monthly	5.424%(k)	Monthly	9/15/26	3,880,432	8,140	3,888,572
40,000,000	0.930%	Monthly	5.424%(k)	Monthly	9/15/27	5,311,810	8,616	5,320,426
						$11,777,121	$22,291	$11,799,412

The total amount of all interest rate swap contracts as presented in the table above is representative of the volume of activity for this derivative type during the period ended September 30, 2023.

Over-the-Counter Total Return Swap Contracts

Counterparty	Notional Amount	Fixed Payable Rate	Fixed Payment Frequency	Underlying Reference Entity	Position	Maturity Date	Value	Premiums Paid	Unrealized Appreciation (Depreciation)
BNP Paribas	$3,086,011	0.25%	Monthly	BNPXCHY5 Index(l)	Short	5/15/24	$16,507	$ —	$16,507
BNP Paribas	EUR 2,781,832	0.30%	Monthly	BNPXCEX5 Index(m)	Short	5/15/24	16,827	—	16,827
							$33,334	$ —	$33,334

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	1,000,000	USD	1,079,277	10/3/23	$22,027
Brown Brothers Harriman	EUR	4,248,869	USD	4,610,788	10/3/23	118,670
Brown Brothers Harriman	EUR	14,912,771	USD	16,183,041	10/3/23	416,512
Brown Brothers Harriman	GBP	1,277,736	USD	1,618,521	10/3/23	59,555
Brown Brothers Harriman	USD	16,364,311	EUR	15,460,491	10/3/23	(18,706)
Brown Brothers Harriman	USD	418,965	EUR	390,865	10/3/23	(5,723)
Brown Brothers Harriman	USD	314,664	EUR	293,099	10/3/23	(4,785)
Brown Brothers Harriman	USD	3,773,310	EUR	3,564,905	10/3/23	(4,313)
Brown Brothers Harriman	USD	475,360	EUR	452,280	10/3/23	2,814
Brown Brothers Harriman	USD	1,560,844	GBP	1,277,736	10/3/23	(1,878)
Brown Brothers Harriman	CAD	904,370	USD	668,201	10/4/23	2,357
Brown Brothers Harriman	USD	668,028	CAD	904,370	10/4/23	(2,184)
Brown Brothers Harriman	CAD	895,417	USD	661,630	11/2/23	2,113
Brown Brothers Harriman	EUR	3,491,395	USD	3,699,796	11/2/23	3,965
Brown Brothers Harriman	EUR	15,313,702	USD	16,227,777	11/2/23	17,391
Brown Brothers Harriman	GBP	1,269,025	USD	1,550,364	11/2/23	1,741

						$609,556

Glossary of Portfolio Abbreviations

CAD	Canadian Dollar
CMT	Constant Maturity Treasury
EMTN	Euro Medium Term Note
EUR	Euro Currency
GBP	British Pound
OIS	Overnight Indexed Swap
SOFR	Secured Overnight Financing Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
(a)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(b)	All or a portion of the security is pledged as collateral in connection with the Fund’s credit agreement. $ 177,706,833 in aggregate has been pledged as collateral.

(c)	Security converts to floating rate after the indicated fixed-rate coupon period.
(d)	Non-income producing security.
(e)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $39,985,453 which represents 17.5% of the net assets of the Fund, of which 0.0% are illiquid.

(f)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $104,852,852 which represents 45.9% of the net assets of the Fund (29.3% of the managed assets of the Fund).

(g)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $72,576,839 which represents 31.7% of the net assets of the Fund, of which 1.1% are illiquid.

(h)	Security is in default.
(i)	Variable rate. Rate shown is in effect at September 30, 2023.
(j)	Rate quoted represents the annualized seven-day yield.
(k)	Based on USD-SOFR-OIS. Represents rates in effect at September 30, 2023.
(l)	The index intends to track the performance of the CDX.NA HY. The two constituent investments held within the index at September 30, 2023 were as follows:

Index Constituents	Receive	Frequency	Payment	Frequency	Maturity Date	Total Weight	9/30/23 Price	9/30/23 Value
Credit Default Swap (CDS) — Markit CDX.NA.HY.41 Index	5.00% per anum	Quarterly	Performance of CDS	Semiannually	12/20/28	99.59%	$100.77	$3,056,919
Cash	—	—	—	—	—	0.41%	—	12,585

(m)	The index intends to track the performance of the iTraxx Crossover CDS. The two constituent investments held within the index at September 30, 2023 were as follows:

Index Constituents	Receive	Frequency	Payment	Frequency	Maturity Date	Total Weight	9/30/23 Price	9/30/23 Value
Credit Default Swap (CDS) — MARKIT ITRX EUR XOVER Index	5.00% per anum	Quarterly	Performance of CDS	Semiannually	12/20/28	100.64%	EUR 427.88	$2,976,850
Cash	—	—	—	—	—	(0.64)%	—	(18,931)

Country Summary	% of Managed Assets
United States	46.8
United Kingdom	11.9
Canada	10.6
France	9.3
Switzerland	3.4
Netherlands	3.2
Germany	2.4
Spain	2.2
Australia	1.8
Italy	1.6
Ireland	0.9
Denmark	0.6
Finland	0.5
Other (includes short-term investments)	4.8

100.0

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over-the-counter (OTC) options and total return swaps are valued based upon prices provided by a third-party pricing service or counterparty. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Board of Directors has designated the investment manager as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment manager is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of September 30, 2023 in valuing the Fund’s investments carried at value:

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Preferred Securities—Exchange-Traded	$42,133,231	$—	$—	$42,133,231
Preferred Securities—Over-the-Counter	—	301,672,366	—	301,672,366
Short-Term Investments	—	7,212,679	—	7,212,679

Total Investments in Securities(a)	$42,133,231	$308,885,045	$—	$351,018,276

Interest Rate Swap Contracts	$—	$11,581,088	$—	$11,581,088
Total Return Swap Contracts	—	33,334	—	33,334
Forward Foreign Currency Exchange Contracts	—	647,145	—	647,145

Total Derivative Assets(a)	$—	$12,261,567	$—	$12,261,567

Forward Foreign Currency Exchange Contracts	$—	$(37,589)	$—	$(37,589)

Total Derivative Liabilities(a)	$—	$(37,589)	$—	$(37,589)

(a)	Portfolio holdings are disclosed individually on the Schedule of Investments.

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

At September 30, 2023, the Fund did not have any option contracts outstanding.

Over-the-Counter Total Return Swap Contracts: In a total return swap, one party receives a periodic payment equal to the total return of a specified security, basket of securities, index, or other reference asset for a specified period of time. In return, the other party receives a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Fund bears the risk of loss in the event of nonperformance by the swap counterparty. Risks may also arise from unanticipated movements in the value of exchange rates, interest rates, securities, index, or other reference asset.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The following summarizes the volume of the Fund’s option contracts, total return swap contracts and forward foreign currency exchange contracts activity for the nine months ended September 30, 2023:

	Purchased Option Contracts(a)(b)	Total Return Swap Contracts(a)	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$3,211,173	$5,010,228	$21,514,733

(a)

Average notional amounts represent the average for all months in which the Fund had option contracts and total return swap contracts outstanding. For purchased option contracts, this represents the period March 24, 2023 through March 30, 2023 and for total return swap contracts, this represents the period April 28, 2023 through September 30, 2023.

(b)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.